UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 16, 2003



                             AMCORE FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number 0-13393

          NEVADA                                                 36-3183870
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


                  501 Seventh Street, Rockford, Illinois 61104
                         Telephone number (815) 968-2241



                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 9: Regulation FD Disclosure and ITEM 12: Results of Operations and
Financial Condition

AMCORE Financial, Inc. is furnishing herewith, in the earnings press release attached hereto as Exhibit 99.1, certain financial information for the period ended March 31, 2003, which is incorporated herein by reference.

Limitation on Incorporation by Reference

In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this report (including exhibits) is furnished pursuant to Items 9 and 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Exchange Act, as amended, or otherwise subject to liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: April 16, 2003                            AMCORE Financial, Inc.

                                                (Registrant)




                                                /s/  John R. Hecht
                                                -------------------------------
                                                John R. Hecht
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Duly authorized officer of the
                                                registrant and principal
                                                financial officer)

                                  EXHIBIT INDEX

Exhibit No.          Description

99.1                 Press Release, dated April 16, 2003.